Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Green Earth Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William J. Marshall, Chairman and Chief Executive Officer, and Greg D. Adams, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2010	/s/ William J. Marshall
William J. Marshall
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: May 14, 2010	/s/ Greg D. Adams
Greg D. Adams
Chief Financial Officer
(Principal Executive Officer)

[A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]